                                                               EXHIBIT 10.64

                                           January 20, 2003

BY HAND DELIVERY

David W. J. McGirr
Senior Vice President &
   Chief Financial Officer
Cubist Pharmaceuticals, Inc.
65 Hayden Avenue
Lexington, MA 02421

     RE: RETENTION LETTER

Dear David:

     You are a highly valuable employee of Cubist Pharmaceuticals, Inc. ("Cubist"). Cubist wishes to retain you as an employee, and is therefore willing to make certain commitments in order to induce you to remain an employee. This letter will confirm the agreement between you and Cubist ("Agreement") in that regard. The Agreement is as follows:

     1. DEFINITIONS. For the purposes of this Agreement, the following definitions apply:

          (a) "Cause" means: (i) you commit of an act of fraud or misrepresentation in connection with your employment; (ii) you are convicted of, or plead nolo contendere to, a felony or a crime involving moral turpitude; (iii) you breach any material obligation under your Proprietary Information and Inventions Agreement; (iv) you engage in substantial or continuing inattention to or neglect of your duties and responsibilities reasonably assigned to you by Cubist; or (v) you engage in substantial or continuing acts to the detriment of Cubist or you engage in substantial or continuing acts inconsistent with Cubist's policies or practices.

          (b) "Good Reason" means: (i) the failure of Cubist to employ you in your current or a substantially similar position such that your duties and responsibilities are materially diminished without your consent; (ii) a reduction in your aggregate base salary and potential bonus without your consent (unless such reduction is in connection with a proportional reduction in compensation to all or substantially all of Cubist's employees); or (iii) a relocation of your primary place of employment more than 20 miles from your current site of employment without your consent.

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          (c)  a "Change of Control" occurs: (i) when any person or entity other than Cubist or one of its subsidiaries becomes the owner of fifty percent (50%) or more of Cubist's common stock or (ii) upon the effective date of an agreement of acquisition, merger, or consolidation that has been approved by Cubist's stockholders and that contemplates that all or substantially all of the business and/or assets of Cubist shall be owned or otherwise controlled by another person or entity upon the effective date of such agreement.

     2. SEVERANCE. In the event that your employment is terminated by Cubist for any reason other than for Cause, or by you for Good Reason, then, within five (5) days of the date of your termination, Cubist shall make a one-time, lump-sum payment to you equal to twelve (12) months of your then-current base salary.

     3. WITHHOLDING. All payments made by Cubist under this Agreement shall be reduced by any tax or other amounts required to be withheld by Cubist under applicable law.

     4. MEDICAL AND DENTAL BENEFITS. In the event that your employment is terminated by Cubist for any reason other than for Cause, or by you for Good Reason, then Cubist will maintain your medical and dental insurance coverage for a period of up to twelve (12) months after the month in which your employment terminates, provided that you pay the employee portion for such coverage by making a payment to Cubist during the first five (5) days of any month in which you elect to continue such coverage. Except for any right you have to continue participation in Cubist's group health and dental plans as provided herein or under the federal law known as "COBRA," all employee benefits shall terminate in accordance with the terms of the applicable benefit plans as of the date of termination of your employment.

     5. ACCELERATION OF OPTIONS. In the event that, within twenty-four (24) months after a Change of Control, your employment is terminated either
          (i) by Cubist for any reason other than for Cause or (ii) by you for Good Reason, then all outstanding unvested stock options and/or restricted stock awards granted to you under any Cubist stock option plan prior to the Change of Control shall become exercisable and vested in full, and all restrictions thereon shall lapse, notwithstanding any vesting schedule or other provisions to the contrary in the agreements evidencing such options or awards, and Cubist and you hereby agree that such stock option agreements and restricted stock awards are hereby, and will be deemed to be, amended to give effect to this provision.

     6. NO CONTRACT OF EMPLOYMENT. This Agreement is not a contract of employment for a specific term, and your employment is "At Will" and may be terminated by Cubist at any time.

     7. EMPLOYEE RELEASE. Any obligation of Cubist to provide you severance payments or other benefits under this Agreement is expressly conditioned upon your reviewing and signing (and not revoking during any applicable revocation period) a general release of claims in a form reasonably satisfactory to Cubist. Cubist shall provide you with the general release promptly after the date on which you give or receive, as the case may be, notice of termination of your employment.

     8. ASSIGNMENT. You shall not make any assignment of this Agreement or any interest in it, by operation of law or otherwise, without the prior written consent of Cubist. Cubist may assign its rights and obligations under this Agreement without your consent. This Agreement shall inure to the benefit of and be binding upon you and Cubist, and each of our respective successors, executors, administrators, heirs and permitted assigns.

     9. SEVERABILITY. If any portion or provision of this Agreement shall to any extent be declared illegal or unenforceable by a court of competent jurisdiction, then the remainder of this Agreement, or the application of such portion or provision in circumstances other than those as to which it is so declared illegal or unenforceable, shall not be affected thereby, and each portion and provision hereof shall be valid and enforceable to the fullest extent permitted by law.

     10. MISCELLANEOUS. This Agreement sets forth the entire agreement between you and Cubist in connection with the subject matter hereof, and replaces all prior and contemporaneous communications, agreements and understandings, written or oral, with respect to the subject matter hereof with the exception of your obligations set forth in your Proprietary Information and Inventions Agreement with Cubist, which obligations shall remain in full force and effect. In consideration of the benefits provided to you hereunder, you agree that, in the event of your termination from Cubist, such benefits shall be in complete satisfaction of any and all obligations that Cubist may have to you. This Agreement may not be modified or amended, and no breach shall be deemed to be waived, unless agreed to in writing by you and an expressly authorized representative of Cubist. This Agreement may be executed in two counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument. This Agreement shall be governed by the laws of the Commonwealth of Massachusetts, without regard to its conflicts of laws principles, and all disputes hereunder shall be adjudicated in the courts of the Commonwealth of Massachusetts, to whose personal jurisdiction you hereby consent.

If the foregoing is acceptable to you, please sign both copies of this letter in the space provided, at which time this letter will take effect as a binding agreement between you and Cubist. Please keep one original for your records and return one original to me.

                                        Cubist Pharmaceuticals, Inc.


                                        By: /s/

                                                              EXHIBIT 10.63

                                           January 20, 2003

BY HAND DELIVERY

Oliver Fetzer, Ph.D.
Senior Vice President, Corporate Development
   & Chief Business Officer
Cubist Pharmaceuticals, Inc.
65 Hayden Avenue
Lexington, MA 02421

     RE: RETENTION LETTER

Dear Oliver:

     You are a highly valuable employee of Cubist Pharmaceuticals, Inc. ("Cubist"). Cubist wishes to retain you as an employee, and is therefore willing to make certain commitments in order to induce you to remain an employee. This letter will confirm the agreement between you and Cubist ("Agreement") in that regard. The Agreement is as follows:

     1. DEFINITIONS. For the purposes of this Agreement, the following definitions apply:

          (a) "Cause" means: (i) you commit of an act of fraud or misrepresentation in connection with your employment; (ii) you are convicted of, or plead nolo contendere to, a felony or a crime involving moral turpitude; (iii) you breach any material obligation under your Proprietary Information and Inventions Agreement; (iv) you engage in substantial or continuing inattention to or neglect of your duties and responsibilities reasonably assigned to you by Cubist; or (v) you engage in substantial or continuing acts to the detriment of Cubist or you engage in substantial or continuing acts inconsistent with Cubist's policies or practices.

          (b) "Good Reason" means: (i) the failure of Cubist to employ you in your current or a substantially similar position such that your duties and responsibilities are materially diminished without your consent; (ii) a reduction in your aggregate base salary and potential bonus without your consent (unless such reduction is in connection with a proportional reduction in compensation to all or substantially all of Cubist's employees); or (iii) a relocation of your primary place of employment more than 20 miles from your current site of employment without your consent.

          (c) a "Change of Control" occurs: (i) when any person or entity other than Cubist or one of its subsidiaries becomes the owner of fifty percent (50%) or more of Cubist's common stock or (ii) upon the effective date of an agreement of acquisition, merger, or consolidation that has been approved by Cubist's stockholders and that contemplates that all or substantially all of the business and/or assets of Cubist shall be owned or otherwise controlled by another person or entity upon the effective date of such agreement.

     2. SEVERANCE. In the event that your employment is terminated by Cubist for any reason other than for Cause, or by you for Good Reason, then, within five (5) days of the date of your termination, Cubist shall make a one-time, lump-sum payment to you equal to twelve (12) months of your then-current base salary.

     3. WITHHOLDING. All payments made by Cubist under this Agreement shall be reduced by any tax or other amounts required to be withheld by Cubist under applicable law.

     4. MEDICAL AND DENTAL BENEFITS. In the event that your employment is terminated by Cubist for any reason other than for Cause, or by you for Good Reason, then Cubist will maintain your medical and dental insurance coverage for a period of up to twelve (12) months after the month in which your employment terminates, provided that you pay the employee portion for such coverage by making a payment to Cubist during the first five (5) days of any month in which you elect to continue such coverage. Except for any right you have to continue participation in Cubist's group health and dental plans as provided herein or under the federal law known as "COBRA," all employee benefits shall terminate in accordance with the terms of the applicable benefit plans as of the date of termination of your employment.

     5. ACCELERATION OF OPTIONS. In the event that, within twenty-four (24) months after a Change of Control, your employment is terminated either
          (i) by Cubist for any reason other than for Cause or (ii) by you for Good Reason, then all outstanding unvested stock options and/or restricted stock awards granted to you under any Cubist stock option plan prior to the Change of Control shall become exercisable and vested in full, and all restrictions thereon shall lapse, notwithstanding any vesting schedule or other provisions to the contrary in the agreements evidencing such options or awards, and Cubist and you hereby agree that such stock option agreements and restricted stock awards are hereby, and will be deemed to be, amended to give effect to this provision.

     6. NO CONTRACT OF EMPLOYMENT. This Agreement is not a contract of employment for a specific term, and your employment is "At Will" and may be terminated by Cubist at any time.

     7. EMPLOYEE RELEASE. Any obligation of Cubist to provide you severance payments or other benefits under this Agreement is expressly conditioned upon your reviewing and signing (and not revoking during any applicable revocation period) a general release of claims in a form reasonably satisfactory to Cubist. Cubist shall provide you with the general release promptly after the date on which you give or receive, as the case may be, notice of termination of your employment.

     8. ASSIGNMENT. You shall not make any assignment of this Agreement or any interest in it, by operation of law or otherwise, without the prior written consent of Cubist. Cubist may assign its rights and obligations under this Agreement without your consent. This Agreement shall inure to the benefit of and be binding upon you and Cubist, and each of our respective successors, executors, administrators, heirs and permitted assigns.

     9. SEVERABILITY. If any portion or provision of this Agreement shall to any extent be declared illegal or unenforceable by a court of competent jurisdiction, then the remainder of this Agreement, or the application of such portion or provision in circumstances other than those as to which it is so declared illegal or unenforceable, shall not be affected thereby, and each portion and provision hereof shall be valid and enforceable to the fullest extent permitted by law.

     10. MISCELLANEOUS. This Agreement sets forth the entire agreement between you and Cubist in connection with the subject matter hereof, and replaces all prior and contemporaneous communications, agreements and understandings, written or oral, with respect to the subject matter hereof with the exception of your obligations set forth in your Proprietary Information and Inventions Agreement with Cubist, which obligations shall remain in full force and effect. In consideration of the benefits provided to you hereunder, you agree that, in the event of your termination from Cubist, such benefits shall be in complete satisfaction of any and all obligations that Cubist may have to you. This Agreement may not be modified or amended, and no breach shall be deemed to be waived, unless agreed to in writing by you and an expressly authorized representative of Cubist. This Agreement may be executed in two counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument. This Agreement shall be governed by the laws of the Commonwealth of Massachusetts, without regard to its conflicts of laws principles, and all disputes hereunder shall be adjudicated in the courts of the Commonwealth of Massachusetts, to whose personal jurisdiction you hereby consent.

If the foregoing is acceptable to you, please sign both copies of this letter in the space provided, at which time this letter will take effect as a binding agreement between you and Cubist. Please keep one original for your records and return one original to me.

                                        Cubist Pharmaceuticals, Inc.


                                        By: /s/ Scott M. Rocklage
                                            ------------------------------------
                                                Scott M. Rocklage, Ph.D.
                                                Chairman and CEO


Accepted and Agreed:


By: /s/ David W.J. McGirr
    ---------------------------------
Name: David W.J. McGirr
Date:

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